      NUMBER                                                   SHARES

                                AMEDISYS, INC.
                  SERIES A PREFERRED STOCK CONVERTIBLE SERIES

THIS CERTIFIES THAT ___________________________________________ is the owner of
______________________________________ fully paid and non-assessable Shares transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
   IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.
Dated _____________________________ William F. Borne

                                    [SEAL]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED AT ANY TIME WHATSOEVER EXCEPT UPON REGISTRATION OR UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION OR ITS COUNSEL THAT REGISTRATION IS NOT REQUIRED FOR SUCH TRANSFER, OR THE SUBMISSION TO THE CORPORATION OF SUCH OTHER EVIDENCE AS MAY BE SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT ANY SUCH TRANSFER SHALL NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS OR ANY RULE OR REGULATION PROMULGATED THEREUNDER.

THE TERMS, RELATIVE RIGHTS, PREFERENCES, QUALIFICATIONS, AND LIMITATIONS OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE GOVERNED BY THE CERTIFICATE OF DESIGNATION OF THE SERIES A PREFERRED STOCK, CONVERTIBLE SERIES, ON FILE WITH THE SECRETARY OF STATE OF DELAWARE. THE CORPORATION WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE, WITHOUT CHARGE UPON WRITTEN REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE, A COPY OF THE CERTIFICATE OF DESIGNATION.



  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

  TEN COM - as tenants in common                  UNIF GIFT MIN ACT - _________________ Custodian ____________ (Minor)
  TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors Act ________________________ (State)
  JT TEN  - as joint tenants with right of
            survivorship and not as tenants
            in common
                                                                                  PLEASE INSERT SOCIAL SECURITY OR OTHER
For value received, the undersigned hereby sells, assigns and transfers unto          IDENTIFYING NUMBER OF ASSIGNEE
_____________________________________________________________________________    [                                     ]
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
__________________________________________________________________________________________________________________
___________________________________________________________________________________________________________ Shares
represented by the within Certificate, and hereby irrevocably constitutes and appoints ___________________________
____________________________________________________________________________________ Attorney to transfer the said
Shares on the books of the within-named Corporation with full power of substitution in the premises.
Dated, _______________________________
           In Presence of                           ______________________________________________________________

____________________________________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.